Noncontrolling interests subject to put provisions and other commitments	12 Months Ended
Dec. 31, 2011
Noncontrolling interests subject to put provisions and other commitments

22. Noncontrolling interests subject to put provisions and other commitments

Noncontrolling interests subject to put provisions

The Company has potential obligations to purchase the noncontrolling interests held by third parties in several of its joint ventures and non-wholly-owned subsidiaries. These obligations are in the form of put provisions and are exercisable at the third-party owners’ discretion within specified periods as outlined in each specific put provision. If these put provisions were exercised, the Company would be required to purchase the third-party owners’ noncontrolling interests at either the appraised fair market value or a predetermined multiple of earnings or cash flow attributable to the noncontrolling interests put to the Company, which is intended to approximate fair value. The methodology the Company uses to estimate the fair values of noncontrolling interests subject to put provisions assumes either the higher of a liquidation value of net assets or an average multiple of earnings, based on historical earnings, patient mix and other performance indicators, as well as other factors. During the second quarter of 2010, the Company refined its methodology used to estimate the fair value of noncontrolling interests subject to put provisions by eliminating an annual inflation factor that was previously applied to the put provisions until they became exercisable. The Company believes that eliminating an annual inflation factor will result in a better representation of the estimated actual fair value of the noncontrolling interests subject to put provisions as of the reporting date. The estimated fair values of the noncontrolling interests subject to put provisions can fluctuate and the implicit multiple of earnings at which these noncontrolling interests obligations may be settled will vary significantly depending upon market conditions including potential purchasers’ access to the capital markets, which can impact the level of competition for dialysis and non-dialysis related businesses, the economic performance of these businesses and the restricted marketability of the third-party owners’ noncontrolling interests. The amount of noncontrolling interests subject to put provisions that contractually employ a predetermined multiple of earnings rather than fair value are immaterial.

Additionally, the Company has certain other potential commitments to provide operating capital to several dialysis centers that are wholly-owned by third parties or centers in which the Company owns a minority equity investment as well as to physician-owned vascular access clinics that the Company operates under management and administrative service agreements of approximately $4,000.

Certain consolidated joint ventures are contractually scheduled to dissolve after terms ranging from ten to fifty years. Accordingly, the noncontrolling interests in these joint ventures are considered mandatorily redeemable instruments, for which the classification and measurement requirements have been indefinitely deferred. Future distributions upon dissolution of these entities would be valued below the related noncontrolling interest carrying balances in the consolidated balance sheet.

Other commitments

In November 2011, the Company entered into a seven year Sourcing and Supply Agreement with Amgen USA Inc. that expires on December 31, 2018. Under terms of the agreement, the Company will purchase EPO in amounts necessary to meet no less than 90% of its requirements for erythropoiesis stimulations agents. The agreement replaces in its entirety the prior one-year supply agreement between the Company and Amgen that expired on December 31, 2011, and among other things, provides for discounted pricing and rebates for EPO. Some of the rebates are subject to various conditions including future pricing levels of EPO by Amgen and data submission by the Company. In the initial years of the agreement the total rebate opportunity is less than what was provided for in the agreement that expired at the end of 2011, however, the opportunity for the Company to earn discounts and rebates increases over the term of the agreement. The actual amount of EPO that the Company will purchase from Amgen will depend upon the amount of EPO administered during dialysis as prescribed by physicians and the overall number of patients that the Company serves.

In January 2010, the Company entered into an agreement with Fresenius which committed the Company to purchase a certain amount of dialysis equipment, parts and supplies from them through 2013. During 2011 and 2010, the Company purchased $107,977 and $103,183, respectively, of certain equipment, parts and supplies from Fresenius.

In July 2010, the Company announced that it will construct a new corporate headquarters in Denver, Colorado. In July 2010, the Company acquired the land and existing improvements for approximately $12,000. Effective December 18, 2010, the Company entered into a construction agreement for the construction of the new building. The Company currently estimates the total construction costs and other project costs of the building will be approximately $95,000. Construction began in early 2011, and is estimated to be completed in the second half of 2012. In 2011 and 2010, the Company paid construction costs and architecture and other design costs totaling approximately $44,000 and $5,000, respectively.

In conjunction with the acquisition of DVA Renal Healthcare, Inc., formerly known as Gambro Healthcare, Inc., which occurred in October 2005, the Company entered into an Alliance and Product Supply Agreement (the Product Supply Agreement) with Gambro AB and Gambro Renal Products, Inc (Gambro Renal Products). Because the Product Supply Agreement results in higher costs for most of the products covered by the Product Supply Agreement than would otherwise be available to the Company, the Product Supply Agreement represented an intangible liability initially valued at $162,100 as of the acquisition date.

The Product Supply Agreement committed the Company to purchase a significant majority of its hemodialysis products, supplies and equipment at fixed prices through 2015. The agreement was amended in 2006 (the Amended Product Supply Agreement) to reduce the Company’s purchase obligations for certain hemodialysis product supplies and equipment, and in 2007, the Company terminated its obligation to purchase certain dialysis machines under the Amended Product Supply Agreement. However, the Company continues to be subject to the Product Supply Agreement’s requirements to purchase a majority of its hemodialysis non-equipment product supplies, such as dialyzers, from Gambro at fixed prices.

During 2011, 2010 and 2009, the Company purchased $120,938, $115,682 and $87,983 of hemodialysis product supplies from Gambro Renal Products, representing 2% of the Company’s total operating costs, for all years presented.

Other than operating leases disclosed in Note 14 to the consolidated financial statements, the letters of credit disclosed in Note 13 to the consolidated financial statements, and the arrangements as described above, the Company has no off balance sheet financing arrangements as of December 31, 2011.